SWISHER INTERNATIONAL, INC.
                               6849 FAIRVIEW ROAD
                         CHARLOTTE, NORTH CAROLINA 28210

                                 PROXY STATEMENT

                         RELATING TO THE ANNUAL MEETING
                    OF SHAREHOLDERS TO BE HELD JUNE 27, 1997

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                           SWISHER INTERNATIONAL, INC.
                (Name of Registrant as Specified in Its Charter)

     ___________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class securities to which transaction applies:

     ___________________________________________________________________________

     2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     ___________________________________________________________________________

     4)   Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

     5)   Total fee paid:

     ___________________________________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ___________________________________________________________________________

     2) Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

     3) Filing Party:

     ___________________________________________________________________________

     4) Date Filed:

     ___________________________________________________________________________

                           SWISHER INTERNATIONAL, INC.

                                 ---------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  June 27, 1997

                                 ---------------

To the Shareholders:

     The Annual Meeting of the shareholders of Swisher International, Inc. (the "Company") will be held at Providence Country Club, 6001 Providence Country Club Drive in the City of Charlotte, State of North Carolina on Friday, the 27th day of June, 1997, at 10:00 A.M., and thereafter as it may from time to time be adjourned for the following purposes:

     1. To elect a board of four directors for the term set forth in the accompanying Proxy Statement and until their successors shall have been duly elected and qualified;

     2. To approve amendments to the Company's Incentive Stock Option Plan and Non-Qualified Stock Option Plan (together, the "Plans") to permit the issuance of an additional 250,000 shares of Common Stock pursuant to each Plan; and

     3. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on June 10, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at such meeting and any adjournment thereof.

                                         By order of the Board of Directors,



                                         /s/  Patrick L. Swisher
                                         -----------------------------------
                                         Patrick L. Swisher
                                         President and Chief Executive Officer

June 11, 1997

     SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU CANNOT ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. DELAY IN RETURNING YOUR PROXY MAY SUBJECT THE COMPANY TO ADDITIONAL EXPENSE. IF YOU ATTEND THE MEETING, WE WILL BE GLAD TO RETURN YOUR PROXY SO THAT YOU MAY VOTE IN PERSON AT THE MEETING.

                           SWISHER INTERNATIONAL, INC.

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------


Persons Making the Solicitation

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Swisher International, Inc., a Nevada corporation (the "Company"), which has its principal executive offices at 6849 Fairview Road, Charlotte, North Carolina 28210, for use at the Annual Meeting of shareholders of the Company to be held on Friday, June 27, 1997, at 10:00 A.M. and any adjournment thereof. The approximate date on which this Proxy Statement and accompanying proxies were first sent or given to shareholders was June 11, 1997.

     The cost of this solicitation will be borne by the Company, including expenses incurred in connection with preparing and mailing this Proxy Statement. Such expenses will include charges by brokers, banks or their nominees, other custodians and fiduciaries for forwarding proxy material to the beneficial owners of shares held in the name of a nominee. Proxies may be solicited personally or by mail, facsimile, telephone or telegraph. Employees and directors of the Company may solicit proxies but will not receive any additional compensation for such solicitation.

Voting Securities

     The record date with respect to this solicitation is June 10, 1997 (the "Record Date"). All holders of record of Common Stock of the Company as of the close of business on the Record Date are entitled to vote at the Annual Meeting. As of June 10, 1997, there were issued and outstanding 2,041,184 shares of Common Stock, which shares constitute the only class of outstanding shares of the Company entitled to notice of, and to vote at, the Annual Meeting. Each share of Common Stock is entitled to one vote for the election of directors. On all matters properly presented to the meeting, the holders of the shares of Common Stock will vote together, as a single class, with each share entitled to one vote.

     A majority of the outstanding shares of Common Stock must be represented in person or by proxy at the Annual Meeting in order to constitute a quorum for the transaction of business. Directors will be elected by a plurality of the votes cast at the election. An affirmative vote of a majority of the shares of Common Stock voted in person or by proxy at the Annual Meeting is required for the approval of any other proposal which properly comes before the meeting. Shareholders may not cumulate their votes. Abstentions and broker non-votes are not counted in the calculation of the vote. The Company's executive officers and directors, all of whom are expected to vote for the directors nominated by the Board of Directors and for the amendments to the Plans, in the aggregate own approximately 11% of the Company's outstanding shares of Common Stock. A proxy may be revoked by the shareholder at any time prior to its being voted by giving notice to the Secretary of the Company, by executing and delivering a proxy with a later date or by voting in person at the Annual Meeting. Unless the proxy is revoked, or unless it is received in such form as to render it invalid, the shares represented by it will be voted in accordance with the instructions of the shareholder contained therein. If the proxy is signed and returned without specifying choices, the shares will be voted in accordance with the recommendations of the Board of Directors.

     As a matter of policy, proxies, ballots and voting tabulations that identify individual shareholders are held confidential by the Company. Such documents are available for examination only by the inspectors of election who are employees appointed to tabulate the votes. The identity of the vote of any shareholder is not disclosed except as may be necessary to meet legal requirements.

                          ITEM 1. ELECTION OF DIRECTORS

Nominees for Election of Directors

     No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in the Company's Bylaws. The Chairman of the Annual Meeting, if the facts warrant, shall determine and declare at the Annual Meeting that a nomination was not made in accordance with the procedures prescribed in the Company's Bylaws; and if he should so determine, he shall so declare at the Annual Meeting and the defective nomination shall be disregarded.

     The nominees for directors of the Company, together with the ages of the nominees, their principal occupations or employment during the past five years and other data regarding them, based on information received from the respective nominees, are listed below. All nominees are currently serving on the Board of Directors. Directors hold office until the next annual meeting of shareholders and until a successor is elected and qualified. The Bylaws of the Company provide that the number of directors shall be determined by resolution of the Board of Directors. Executive officers are appointed by the Board of Directors to serve until their resignation or their earlier removal by the Board. Messrs. Swisher and Reeder devote full time to the Company, while Messrs. Moore and Danzell spend only such time as may be required on the Company's business and affairs.

     Patrick L. Swisher, age 42, has been Chief Executive Officer and a director of the Company since 1986 and President since 1991. From 1983 through 1986, Mr. Swisher also served as Chief Executive Officer and a director of Swisher Services, Inc., which was subsequently merged into Swisher International, Inc. In 1980, Mr. Swisher co-founded PSTV Corporation, a private cable television company, and he served as president of its construction division until 1983. From 1977 to 1980, Mr. Swisher was an owner and co-founder of Whispers Corporation, which operated a restaurant located in Charlotte, North Carolina. Mr. Swisher received a Bachelor of Science degree from Appalachian State University in 1977.

     W. Tom Reeder, III, age 44, has served as a Vice President and a director of the Company since 1988. From 1977 through 1988, Mr. Reeder was a manufacturer's representative for wholesale apparel in Charlotte, North Carolina. Mr. Reeder received a Bachelor of Science degree from Western Carolina University in 1975.

     George K. Moore, age 64, has served as a director of the Company since 1993. Mr. Moore is a certified public accountant in the States of North Carolina and Florida. Since 1984, Mr. Moore has provided financial and management consulting to businesses located in and around the Charlotte, North Carolina area. Prior to 1984, Mr. Moore was a partner with the accounting firm of Main Hurdman and a predecessor, which subsequently merged into KPMG Peat Marwick.

     William B. Danzell, age 43, has served as a director of the Company since 1997. Mr. Danzell currently serves as Chairman of the Board for Lama, Inc., a privately-held Delaware holding company, and for Planned Insurance Company Corporation, an insurance company. Danzell also currently serves as Chairman of the Board and President of Danzell Investment Management, Ltd., an investment advisory firm. From 1983 to 1995, Mr. Danzell was employed as a broker for Prudential-Bache Securities and was a member of its Partnership Council, President's Council and Chairman's Council. From 1980 to 1983, Mr. Danzell was employed as a broker for Merrill Lynch, Pierre, Fenner & Smith. Mr. Danzell received his economics degree from Colgate University in 1977. He also holds NASD Series 3 and Series 7 licenses and is licensed as a registered investment advisor and life, accident and health insurance agent.

     Each of the four nominees for director has consented to being named in this Proxy Statement and to serve if elected; however, should any nominee named herein become unable or unwilling to accept nomination or election, it is intended that the persons acting under the enclosed proxy will vote for the election in his stead of such other person as the Board of Directors may designate. Management has no reason to believe that any of said nominees will be unable or unwilling to serve if elected to office. There are no family relationships among any of the directors or any of the executive officers of the Company.

Common Stock Ownership

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of May 31, 1997, by (i) each person who is known by the Company to own beneficially more than 5% of the Company's outstanding Common Stock, (ii) each of the Company's executive officers and directors, and (iii) all executive officers and directors as a group. Shares not outstanding but deemed beneficially owned by virtue of the right of an individual to acquire them within 60 days are treated as outstanding only when determining the amount and percentage of Common Stock owned by such individual. Each person has sole voting and sole investment power with respect to the shares shown except as noted.

                                                       Shares beneficially owned
         Name and Address(1)                             Number          Percent
         -------------------                             ------          -------

Patrick L. Swisher(2) .........................         214,760           10.5%
W. Tom Reeder, III(3) .........................          56,809            2.7%
Bruce Mullan(4) ...............................           3,000             *
Amy K. King-Simpson(4) ........................             500             *
James A. Marshall .............................            --               --
George K. Moore(4) ............................          47,667            2.3%
William B. Danzell ............................            --               --
Joseph R. Lunsford(5) .........................         205,000            9.7%
Armand Investment Corporation(6) ..............         259,000           12.7%

All Directors and Officers as
  a Group (seven persons)(7) ..................         322,736           15.1%

----------
 *   Less than one percent.

(1) The address for Mr. Lunsford is 5182 Old Drive Highway, Forest Park, Georgia 30050. The address for Armand Investment Corporation is 4005 Tamiami Trail, Venice Florida. The address for all other persons listed is 6849 Fairview Road, Charlotte, North Carolina 28210.

(2) Includes 3,500 shares of Common Stock owned of record by a partnership of which Mr. Swisher is a partner.

(3) Includes 44,167 shares of Common Stock issuable upon exercise of currently exercisable options.

(4) Consists solely of shares of Common Stock issuable upon exercise of currently exercisable options.

(5) Consists of 130,000 shares of Common Stock owned by Old Dixie Supply Company and Professional Carpet Systems, Inc., which are corporations owned by Mr. Lunsford, and 75,000 shares issuable upon the exercise of currently exercisable options owned by such corporations.

(6) Armand Investment Corporation acquired such shares from Patrick L. Swisher in connection with an estate and tax planning program for Mr. Swisher. Mr. Swisher disclaims beneficial ownership of such shares.

(7) Includes 95,334 shares of Common Stock issuable upon exercise of currently exercisable options.

Compensation of Directors

     Directors who are not employees of the Company receive a fee of $500 for each Board and committee meeting attended and reimbursement of reasonable travel and other out-of-pocket expenses for attending each meeting and may participate in the Company's stock option plans described in Item 2 of this proxy statement.

Committees; Meetings of the Board of Directors

     The Board of Directors has delegated certain of its authority to a three-member Compensation Committee and a three-member Audit Committee. The Compensation Committee and Audit Committee are each currently composed of George
K. Moore and William B. Danzell with Patrick L. Swisher as an ex-officio and non-voting member. Messrs. Moore and Danzell are the only members of either committee who are not former or current officers or employees of the Company. Mr. Danzell's appointment to the Board of Directors and to each committee was made March 14, 1997, to fill the vacancy on the Board and on each committee created by the resignation of Joseph R. Lunsford.

     The Compensation Committee held one meeting in fiscal year 1996. The primary function of the Compensation Committee is to review and make recommendations to the Board with respect to the compensation, including bonuses, of the Company's officers and to administer the Company's stock option plans.

     The Audit Committee held two meetings in fiscal year 1996. The function of the Audit Committee is to review and approve the scope of audit procedures employed by the Company's independent auditors, to review and approve the audit reports rendered by both the Company's independent auditors and to approve the audit fee charged by the independent auditors. The Audit Committee reports to the Board of Directors with respect to such matters and recommends the selection of independent auditors.

     In fiscal year 1996, the Board of Directors held one formal meeting. All directors attended more than 75% of the aggregate of Board and committee meetings held during fiscal year 1996.

Executive Officers

     Information concerning the three executive officers of the Company who are not also nominees for election as directors is set forth below:

     Bruce Mullan has been the Company's Vice President of Sales since January 1994. From 1981 through January 1994, he was employed by US Safety Company in Kansas City, Missouri and served as National Accounts Manager of that company from 1988 until January 1994. Mr. Mullan received a Bachelor of Arts degree in Economics from Hampden-Sydney College in 1975.

     Amy K. King-Simpson has served as Secretary of the Company since November 1996, and as Director of Franchise Administration since 1991. From 1984 to 1991 she served as Vice President of Franchise Administration with Econo Lodges of America, Inc.

     James A. Marshall has served as Vice President and General Counsel of the Company since April 1997. From 1994 through July 1996, Mr. Marshall was Vice President, General Counsel and Secretary of Compass Group USA, Inc. From 1992 to 1994, Mr. Marshall was Vice President and Associate General Counsel of Flagstar Corporation. Mr. Marshall graduated from the Indiana University School of Law in 1975.

Executive Compensation

     Summary Compensation Table. The following table sets the annual and long-term compensation for services in all capacity to the Company for the three fiscal years ended October 31, 1996, 1995 and 1994 of Patrick L. Swisher, the Company's Chief Executive Officer, W. Tom Reeder, III, Vice President and Bruce Mullan, Vice President of Sales (the "Named Officers"), the only executive officers whose total annual salary and bonus, or annual salary and other compensation, exceeded $100,000 for such fiscal years.

                                                                                             Long-term
                                                                                         compensation awards
                                              Annual compensation                        -------------------
                                 ----------------------------------------------------           Options           All other
Name and position                Year        Salary           Bonus           Other         (Shares)(#)      compensation(1)
-----------------                ----        ------           -----           -----         -----------      ---------------
Patrick L. Swisher               1996       $198,198       $    -0-        $ 14,072(2)         33,000          $  1,846
 President and Chief             1995        198,052            -0-          14,072(2)           --                --
 Executive Officer               1994        120,000         78,000          11,700(2)         33,000             2,249

W. Tom Reeder, III               1996       $105,000       $ 10,000        $  5,909(2)         23,000          $    525
 Vice President                  1995        104,791         12,000           4,757(2)           --                --
                                 1994         86,300         16,500           5,200(2)          7,500               385

Bruce Mullan                     1996       $102,328       $   --          $   --               2,500          $  1,334
 Vice President of Sales         1995         65,000         52,500            --                --                --

----------
(1) Includes amounts contributed by the Company to the Named Officers' 401(k) accounts. Excludes (i) a ircraft lease payments made by the Company to Economy Air, Inc. and (ii) office lease payments paid to SSSW Enterprises by the Company. See "Certain Relationships and Related Transactions."

(2)  Includes automobile lease payments.

     Option Grants Table. The following table sets forth information concerning grants of stock options to the Named Officers pursuant to the Company's stock option plans during the fiscal year ended October 31, 1996.

                                                    % of Total
                                                  Options Granted       Exercise or
                               Options            to Employees in       Base Price
     Name                  Granted (shares)          Fiscal Year          ($/share)         Expiration Date
     ----                  ----------------          -----------          ---------         ---------------

Patrick L. Swisher             33,000                   41%                $3.85            April 7, 2001
W. Tom Reeder, III             23,000                   28%                $3.50            April 7, 2001
Bruce Mullan                    2,500                    3%                $3.50            April 7, 2001

     Fiscal Year-End Options/Option Values Table. No stock options were exercised by the Named Officers during the fiscal year ended October 31, 1996. The following table shows the stock option values for the Named Officers as of October 31, 1996:

                                              Number of securities under-            Value of unexercised in-
                                               lying unexercised options               the-money options at
                                                 at fiscal year-end(#)                   fiscal year-end($)(1)
Name                                         Exercisable     Unexercisable         Exercisable    Unexercisable
----                                         -----------     -------------         -----------    -------------
Patrick L. Swisher........................       142,201       33,000               $ 205,141       $  37,950
W. Tom Reeder, III........................        21,167       23,000                  34,709          34,500
Bruce Mullan..............................           500        2,500                   1,175           3,750

----------
(1) The dollar values are calculated by determining the difference between $5.00 per share, the closing bid price of the Common Stock on October 31, 1996, and the exercise price of the options at October 31, 1996.

     Other than a 401(k) retirement plan for the benefit of all employees, the Company has no retirement, pension or profit sharing program for the benefit of its directors, officers or other employees, but the Board of Directors may recommend one or more such programs for adoption in the future.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE DIRECTOR NOMINEES IDENTIFIED ABOVE. UNLESS OTHERWISE DIRECTED BY A SHAREHOLDER, PROXIES WILL BE VOTED "FOR" SUCH NOMINEES.


          ITEM 2. PROPOSAL TO APPROVE AMENDMENTS TO STOCK OPTION PLANS

     The Company's Incentive Stock Option Plan (the "Incentive Plan") and Non-Qualified Stock Option Plan (the "Non-Qualified Plan")(collectively, the "Plans") were adopted in 1992 and amended in 1994. The Board of Directors believes that the Plans have proven to be of value in stimulating the efforts of employees and increasing their ownership stake in the Company. In light of the Company's continued growth and the number of options granted since 1992, the number of shares remaining for issuance under the Plans is insufficient to provide adequately for participation by eligible employees, directors and consultants to whom the Compensation Committee would consider granting options during the forthcoming fiscal year. The Board of Directors has adopted an amendment to the Incentive Plan to increase the number of shares available for issuance under the Incentive Plan by an additional 250,000 shares of Common Stock and has adopted an amendment to the Non-Qualified Plan to increase the number of shares available for issuance under the Non-Qualified Plan by an additional 250,000 shares of Common Stock. The provisions of the existing Plans are summarized below.

Stock Option Plans

     The Incentive Plan, as amended, covers an aggregate of 250,000 shares. The Plan, designed as an incentive for executive and other key employees, is administered by the Compensation Committee of the Board of Directors. The Incentive Plan provides that no option may be granted at an exercise price less than the fair market value of the Common Stock of the Company on the date of grant. Unless otherwise specified, the options expire up to ten years from date of grant and may not be exercised during the initial one-year period from date of grant. Thereafter, options may be exercised in whole or in part, depending on terms of the particular option. At October 31, 1996, 232,568 options had been granted and were outstanding pursuant to the Incentive Plan, all of which are currently exercisable.

     The Non-Qualified Plan is also administered by the Compensation Committee of the Board of Directors and, as amended, covers a total of 150,000 shares. The Non-Qualified Plan provides that options may be granted at exercise prices not less than 85% of the fair market value of the Common Stock of the Company on the date of grant. The Compensation Committee is empowered to grant bonuses at the time of issuance of non-qualified stock options in an amount sufficient to cover the tax liability incurred by the recipient at the date of grant. At October 31, 1996, 47,667 options had been granted and were outstanding under the Non-Qualified Plan, all of which are currently exercisable.

Summary of Amendments

     The Board of Directors proposes to amend the Incentive Plan by making an additional 250,000 shares of Common Stock available for grant. Assuming adoption of the amendment, a total of 500,000 shares of Common Stock would be available under the Incentive Plan. The Board of Directors also proposes to amend the Non-Qualified Plan by making an additional 250,000 shares of

Common Stock available for grant. Assuming adoption of the amendment, a total of 400,000 shares of Common Stock would be available under the Non-Qualified Plan.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE PLANS TO PERMIT THE ISSUANCE OF 250,000 ADDITIONAL SHARES PURSUANT TO EACH OF THE PLANS.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than ten percent of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission, The Nasdaq Stock Market, Inc. and the Company. Specific due dates for these reports have been established and the Company is required to disclose in this report and in its proxy statement any failure to file, or late filing, of such reports. Based solely on the Company's review of Forms 3, 4 and 5 and amendments thereto furnished to the Company and written representations with respect to filing of such Forms, the Company believes that the only failures to file, or late filings, of any such reports due through the most recent fiscal year related to the grant of options to Messrs. Swisher, Reeder and Moore.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     As described below, the Company has entered into a number of transactions with officers and directors in the past. The Company has adopted a policy that transactions with directors, officers or entities of which they are also officers or directors or in which they have a financial interest, will generally be on terms consistent with industry standards and approved by a majority of the disinterested directors of the Company's Board of Directors. This policy, which is set forth in the Company's Articles of Incorporation, provides that no such transactions by the Company shall be either void or voidable solely because of such relationship or interest of directors or officers or solely because such directors are present at the meeting of the Board of Directors of the Company or a committee thereof which approves such transaction or solely because their votes are counted for such purpose. In addition, interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors of the Company or a committee thereof which approves such a transaction.

     The Company leases from Economy Air, Inc. ("Economy Air"), a North Carolina corporation owned by Mr. Swisher, a twin engine airplane to provide corporate travel for Company personnel. The current lease, entered into in November, 1993 and effective through October 15, 1998, obligates the Company to make monthly lease payments to Economy Air, together with charges for maintenance and fuel for aircraft use. The amount of the lease payment approximates the total of the monthly loan payment, insurance, taxes and hanger rent paid by Mr. Swisher. Economy Air received lease payments and maintenance charges aggregating $126,950, $88,809 and $73,696, respectively, during the fiscal years ended October 31, 1996, 1995 and 1994.

     In 1993, the Company and B.S. Associates, a partnership in which Mr. Swisher is a partner, entered into a lease agreement pursuant to which the Company leases its new headquarters from the partnership for a term of seven years, expiring March 2000. In 1995, B.S. Associates sold the facilities and assigned the lease to SSSW Enterprises, a general partnership in which Mr. Swisher is a one-third partner. The lease provides for a monthly rental of $8,000. The lease payment is to escalate in accordance with the consumer price index during the term of the lease. During the fiscal years ended October 31, 1996, 1995 and 1994, the Company made lease payments of $127,501, $108,187 and $96,400, respectively.

     During 1996 and 1995, the Company made advances of $77,000 and $33,000, respectively, to Mr. Swisher on unsecured, interest-free bases. These advances are payable on demand.

     On July 30, 1996, the Company purchased substantially all of the assets of Surface Doctor, an operating division of Professional Carpet Systems, Inc. ("PCS") and Old Dixie Supply Company ("ODS"). The Surface Doctor assets were purchased in exchange for 200,000 shares of the Company's restricted Common Stock, an option to purchase 75,000 shares of the Company's Common Stock at an exercise price of $6.00 per share, and the assumption of approximately $82,000 in liabilities relating to the Surface Doctor business. Pursuant to the terms and conditions of certain Registration Rights Agreements entered into by the Company, PCS and ODS, the Company has agreed to register the securities issued to PCS and ODS under the Securities Act of 1933.

     PCS and ODS are wholly-owned by Joseph R. Lunsford, who served as a director of the Company from May 1996 until February 1997. Mr. Lunsford did not participate in any actions taken by the Company's Board of Directors with respect to the Surface Doctor transaction. There were no other affiliations between the Company, PCS or ODS.

                              REVOCABILITY OF PROXY

     The giving of a proxy does not preclude the right to vote in person, should the person giving the proxy so desire, and the person giving the proxy has the power to revoke the same at any time before it has been exercised. Shareholders may revoke a proxy by written notice to the Secretary of the Company, by executing and delivering a proxy with a later date or by giving notice of revocation at the Annual Meeting of Shareholders.

                      SHAREHOLDER PROPOSALS AND NOMINATIONS

     Proposals of shareholders intended to be presented at the 1998 Annual Meeting must be received by the Company for consideration of inclusion in the Company's proxy statement and form of proxy relating to that meeting before February 11, 1998.

                             ADDITIONAL INFORMATION

     The Company's Annual Report to Shareholders, filed with the Securities and Exchange Commission, is being supplied to holders of the Company's shares of Common Stock together with this Proxy Statement. The Company's quarterly report for the period ended January 31, 1997 is also supplied. Neither the Annual Report to Shareholders nor the Form 10-Q form any part of the material for the solicitation of any Proxy.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED OCTOBER 31, 1996 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITH FINANCIAL STATEMENTS AND THE SCHEDULES THERETO BUT WITHOUT ANY OTHER EXHIBITS, IS AVAILABLE WITHOUT CHARGE TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST TO THE SECRETARY, SWISHER INTERNATIONAL, INC., 6849 FAIRVIEW ROAD, CHARLOTTE, NORTH CAROLINA 28210.

                                  OTHER MATTERS

     Management does not know of any matters to be presented for action at the meeting other than the election of directors as set forth in the Notice of Annual Meeting of Shareholders. However, if any other matters come before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion.

                           SWISHER INTERNATIONAL, INC.
           Annual Meeting of Shareholders to be held on June 27, 1997

     KNOW ALL MEN BY THESE PRESENTS: that the undersigned shareholder of Swisher International, Inc. (the "Company") hereby constitutes and appoints Patrick L. Swisher and W. Tom Reeder, III, or either of them, as attorney and proxy, with the power to appoint his substitute, and hereby authorizes him to represent and vote, as designated below, all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held June 27, 1997, and at any and all adjournments thereof with respect to the matters set forth below and described in the Notice of Annual Meeting of Shareholders and Proxy Statement dated June 11, 1997, receipt of which is acknowledged.

1. To consider and act upon a proposal to elect Messrs. Patrick L. Swisher, W. Tom Reeder, III, George K. Moore, and William B. Danzell as directors to hold office for one-year terms or until their successors are elected and qualified.

          |_|  FOR ELECTION OF ALL NOMINEES (except as shown below)

          |_|  WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES

               Instruction: To withhold authority to vote for any individual nominee, strike through the nominee's name below

               Patrick L. Swisher
               W. Tom Reeder, III
               George K. Moore
               William B. Danzell

2. To approve amendments to the Company's Incentive Stock Option Plan and Non-Qualified Stock Option Plan (the "Plans") to permit the issuance of an additional 250,000 shares of Common Stock pursuant to each Plan.

          |_|  FOR PROPOSAL

          |_|  AGAINST PROPOSAL

          |_|  ABSTAIN

3.   In their  discretion,  the proxies are  authorized  to vote upon such other
     business  as  may  properly   come  before  the  meeting  or  any  and  all
     adjournments thereof.

          |_|  AUTHORIZED TO VOTE

          |_|  ABSTAIN

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder(s). IF NO INDICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED AND FOR PROPOSAL 2 AND THE PROXY HOLDERS WILL VOTE ON ANY PROPOSAL UNDER 3 IN THEIR DISCRETION AND IN THEIR BEST JUDGMENT.

Please mark, date, and sign exactly as your name appears on your stock certificate. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


      Dated: __________________          _______________________________________
                                                       Signature

      Dated: __________________          _______________________________________
                                                       Signature if held jointly